UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2013

Ally Auto Receivables Trust 2013-2

(Issuing Entity with respect to Securities)

Ally Auto Assets LLC

(Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-186227-01	80-6262172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan		48265
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $24,098,660,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-186227) under the Securities Act of 1933, as amended (the “Act”), filed on January 25, 2013, as amended by Pre-Effective Amendment No. 1 on April 12, 2013 (as amended, the “Registration Statement”).

On October 23, 2013, Ally Auto and Ally Bank entered into an Underwriting Agreement with J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Ally Auto Receivables Trust 2013-2 (the “Issuing Entity”) in the following classes: (i) the Class A-2a Asset Backed Notes (the “Class A-2a Notes”), (ii) the Class A-2b Asset Backed Notes (the “Class A-2b Notes”), (iii) the Class A-3 Asset Backed Notes (the “Class A-3 Notes”) and (iv) the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and collectively with the Class A-2a Notes, the Class A-2b Notes and the Class A-3 Notes, the “Offered Notes”). The Offered Notes have an aggregate principal balance of $759,480,000. The Class A-1 Notes, the Class B Notes, the Class C Notes and the Class D Notes (together with the Offered Notes, the Class B Notes and the Class C Notes, the “Notes”) will be issued by the Issuing Entity. Only the Offered Notes have been registered pursuant to the Act under the Registration Statement. The Class A-1 Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Certificates will initially be retained by the Depositor. It is expected that the Notes will be issued on or about October 30, 2013 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to an Indenture attached hereto as Exhibit 4.1, to be dated as of the Closing Date between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

On the Closing Date, the Receivables will have the characteristics described in the Prospectus Supplement, dated as of October 23, 2013, to be filed with the Commission pursuant to Rule 424(b)(5) of the Act on October 25, 2013.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item 9.01. Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of October 23, 2013, by and among Ally Bank, Ally Auto Assets LLC and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2013-2 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of October 30, 2013.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, to be dated as of October 30, 2013.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, to be dated as of October 30, 2013.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of October 25, 2013.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of October 25, 2013.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2013-2, as Issuing Entity, to be dated as of October 30, 2013.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of October 30, 2013.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2013-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of October 30, 2013.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2013-2, as Issuing Entity, to be dated as of October 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ M. T. St. Charles
Name: M. T. St. Charles
Title: Vice President

Dated: October 25, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of October 23, 2013, by and among Ally Bank, Ally Auto Assets LLC and J.P. Morgan Securities LLC, Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Indenture between Ally Auto Receivables Trust 2013-2 and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of October 30, 2013.

Exhibit 4.2	Trust Agreement between Ally Auto Assets LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, to be dated as of October 30, 2013.

Exhibit 4.3	Pooling Agreement between Ally Bank, as Seller, and Ally Auto Assets LLC, to be dated as of October 30, 2013.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of October 25, 2013.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of October 25, 2013.

Exhibit 99.1	Trust Sale Agreement between Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2013-2, as Issuing Entity, to be dated as of October 30, 2013.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Ally Auto Assets LLC, as Depositor, to be dated as of October 30, 2013.

Exhibit 99.3	Administration Agreement among Ally Auto Receivables Trust 2013-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, to be dated as of October 30, 2013.

Exhibit 99.4	Servicing Agreement among Ally Financial Inc., as Servicer, Ally Auto Assets LLC, as Depositor, and Ally Auto Receivables Trust 2013-2, as Issuing Entity, to be dated as of October 30, 2013.